UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_________________

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of earliest event reported:  January 22, 2008

STERLING GOLD CORP. (Exact Name of Registrant as Specified in Charter)

Nevada (State or Other Jurisdiction of Incorporation)	000-51263 (Commission File Number)	20-4650531 (IRS Employer Identification No.)

810 Jewel Blackfoot, Idaho 83221 (Address of Principal Executive Offices) (Zip Code)

(208) 785-2729

(Registrant’s Telephone Number, including Area Code)

N/A

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note:  The Registrant hereby amends its current Report on Form 8-K filed with the Securities and Exchange Commission on January 28, 2008, to file as an exhibit to the report the letter of the Registrant's former independent registered public accountant regarding disclosure contained in the original report.

Item 4.01.      Change in Registrant’s Certifying Accountant

On January 22, 2008, Sterling Gold Corp. (the “Company”) received a notice of resignation from its principal registered independent public accountant, Morgan & Company.

In the letter of resignation, Morgan & Company lists as some of the factors regarding its decision to resign as: (i) geographic concerns relating to the Company’s possible substantial operating business in El Segundo, California following the planned acquisition of iDcentrix, Inc., as announced in the Company’s Current Report on Form 8-K, as filed with the Securities and Exchange Commission on December 12, 2007, (ii) Morgan & Company’s belief that following the acquisition of iDcentrix, Inc, the proper auditor of the consolidated financial statements would be iDcentrix, Inc.’s auditor, (iii) as the location of management following the acquisition will be in the United States, a local United States auditor would be more appropriate, and (iv) Morgan & Company does not have sufficient specific business knowledge of iDcentrix, Inc. to effectively audit its operations.

During each of the Company’s past two fiscal years and any interim period preceding the resignation of Morgan & Company, Morgan & Company has issued a report on the Company’s financial statements for the fiscal years ended December 31, 2006 and 2005. During the past two fiscal years and any interim period preceding the resignation of Morgan & Company, Morgan & Company’s principal accountant reports on the Company’s financial statements for both of the fiscal years ended December 31, 2006 and 2005 contained a disclaimer paragraph concerning uncertainty as to the Company’s ability to continue as a going concern. Other than the disclaimer regarding the Company’s ability to continue as a going concern, during the past two fiscal years and any interim period preceding the resignation of Morgan & Company, no other adverse opinion or disclaimer of opinion was issued and no opinion was modified as to uncertainty, audit scope or accounting principles.

In the two most recent fiscal years and any interim period preceding the resignation of Morgan & Company, based on the Company’s communications with Morgan & Company, to date, the Company is not aware of any disagreements with Morgan & Company on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Morgan & Company, would have caused it to make references to the subject matter of the disagreement(s) in connection with its reports.

Based on the Company’s communications with Morgan & Company, to date, the Company is not aware of any reportable events (as defined in Item 304(a)(1)(iv)(B) of Regulation S-B) that have occurred during the two most recent fiscal years and the interim period preceding the resignation of Morgan & Company.

Morgan & Company has been provided the disclosure in this Current Report on Form 8-K, and within ten business days, will provide a letter commenting on the disclosure, pursuant to Item 304(a)(3), which will be attached as Exhibit 16.1.

Item 9.01.   Financial Statements and Exhibits

Exhibit	Description
16.1	Letter from Morgan & Company regarding change in certifying accountant

SIGNATURES

In accordance with the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

STERLING GOLD CORP. (Registrant)

Dated: February 19, 2008	By: /s/ Francine Dubois _______________________________________ Francine Dubois Chief Executive Officer